Disposal of stock tracking software business	12 Months Ended
Dec. 31, 2011
Disposal of stock tracking software business

4. Disposal of stock tracking software business

In June 2009, in order to focus on the Group’s core competency and enhance operating efficiency, the Group sold 33.0% of its equity interests in Shanghai Yimeng, a company engaged in the development and marketing of CPS stock tracking software. Shanghai Yimeng was established in December 2005 with 51.0% of its equity interests held by the Group and 49.0% by Shanghai Yimeng Digital Technology Co., Ltd., a third party. The Group sold the 33.0% equity interests to a shareholder of Shanghai Yimeng Digital Technology Co., Ltd. for a total cash consideration of $10.5 million. The gain on deconsolidation of $16.4 million was calculated as the difference between: a) the aggregate of (1) the cash consideration received of $10.5 million, (2) the fair value of the retained 18.0% equity interests of $4.2 million, (3) the 49.0% noncontrolling interests with a negative carrying amount of $1.6 million, and b) Shanghai Yimeng’s net assets with a negative carrying amount of $3.3 million. The resulting gain on disposition of $16.4 million was included in income from discontinued operations for the year ended December 31, 2009. The income tax expense on the gain of disposition was $2.0 million. There were no remaining assets or liabilities associated with discontinued operations in the consolidated balance sheet as of December 31, 2009.

For the year ended December 31, 2009, the Group derecognized $13.1 million noncontrolling interests in Shanghai Yimeng in its consolidated statement of changes in equity and comprehensive income (loss). Prior to the deconsolidation of Shanghai Yimeng in June 2009, Shanghai Yimeng declared cash dividends of $30.0 million pro rata to its existing shareholders, of which the noncontrolling interest holders were entitled to receive $14.7 million. The cash dividends were recorded to reduce the balance of noncontrolling interests when the dividends were declared. The negative carrying amount of the noncontrolling interests in Shanghai Yimeng of $1.6 million was derecognized upon deconsolidation.

The discontinued operations were retrospectively reflected for all the prior years presented in the consolidated statements of operations. The following shows summarized operating results reported as discontinued operations for the years ended December 31, 2009:

For the years ended December 31, 2009
Net revenues	$7,447,940

Income from discontinued operations before income taxes	$17,207,914
Income tax expenses	(1,845,225)

Income from discontinued operations	$15,362,689

In 2010, the Group decreased its investment in Shanghai Yimeng from 18.0% to 16.2% as a result of the Group’s disposal of 1.8% equity interests. In 2011, the Group’s interests in Shanghai Yimeng further decreased to 12.9% as a result of the dilution due to issuance of additional shares to a new investor.